UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION


                                 CURRENT REPORT

                             PURSUANT TO SECTION 14C
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: 29 October, 2002

                           GATEWAY DISTRIBUTORS, LTD.
             (Exact name of registrant as specified in its charter)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)





   367597 1 01                          65-0683539
   -----------                          ----------
  (CUSIP Number)          (IRS Employer Identification Number)
-------------------------------------------------------------------------

                          c/o Richard Bailey, President
               3095 Patrick Lane, Suite 1, Las Vegas, Nevada 89120
                    (Address of principal executive offices)

                                 (702) 399-4328
              (Registrant's telephone number, including area code)


                        We Are Not Asking You For A Proxy
                                       AND
                    You Are Requested Not To Send Us A Proxy


Check the appropriate box:
                      [X] Preliminary Information Statement
                   [ ] Confidential, for Use of the Commissio
                  Only (as permitted by Rule 14c-5(d)(2)
                      [ ] Definitive Information Statement






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                                                -------------------
                           GATEWAY DISTRIBUTORS, LTD.
                (Name of Registrant as Specified in its Charter)
                                               --------------------




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Payment of Filing Fee (Check the appropriate box):

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                     [ ] Check box if any part of the fee is
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                           GATEWAY DISTRIBUTORS, LTD.
                          3095 E. Patrick Ln., Suite 1
                             Las Vegas, Nevada 89120

                       Notice of Action by Written Consent
                  of a Majority of the Outstanding Common Stock
                        to be taken on November 29, 2002

To the Stockholders of Gateway Distributors, Ltd.:

Notice is hereby given that The Company proposes that it conduct a 1 for 25,000 reverse-split of its common stock, such that every current shareholder of the Company's common stock shall be issued one share of the Company's $0.001 common voting stock in exchange for every 25,000 shares of the Company's $0.001 common voting stock held as of the record date, with fractional shares being rounded up to the next whole share. The number of authorized shares would remain the same (25,000,000,000). The reverse-split will occur on or after November 29, 2002 pursuant to action taken by a majority of shareholders on September 30, 2002.

Only stockholders of record at the close of business on September 30, 2002 shall be given Notice of the Action by Written Consent. The Company will not solicit proxies.

                                                     By Order of the Board of Directors



                                                     _/s/Richard Bailey______
                                                     Richard Bailey, President



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This information statement is being furnished to all holders of the common stock of the Gateway Distributors Ltd. in connection with the Proposed Action by Written Consent to effect a one (1) for twenty-five thousand (25,000) reverse-split of the $0.001 par value common stock of Gateway for all shareholders of record on November 29, 2002, with fractional shares being rounded up to the next whole share.

                                     ITEM 1.

                              INFORMATION STATEMENT

This information statement is being furnished to all holders of the common stock of Gateway Distributors, Ltd., a Nevada Corporation (AGateway @), in connection with resolutions of the Board of Directors and the written consent of a holder of in excess of 50% of the common stock of Gateway providing for approval of a one (1) for twenty-five thousand (25,000) reverse-split of the $0.001 par value common stock of Gateway for all shareholders of record on November 29, 2002, with fractional shares being rounded up to the next whole share. This action is being taken to provide a higher per share trading value of the Company's publicly traded shares, to provide additional authorized but unissued shares of the Company's common stock for future use by the Company's Board of Directors to conduct the affairs of the Company, and to facilitate the business operations of the Company.

The Board of Directors and a person owning the majority of the outstanding voting securities of Gateway have unanimously adopted, ratified and approved the proposed reverse-split of the Company's shares. No other votes are required or necessary. See the captiion "Vote Required for Approval" below. The reverse-split will be effected on November 29, 2002.

The Form 10-QSB for quarterly period ended June 30, 2002, filed by Gateway with the Securities and Exchange Commission may be viewed on the Securities and Exchange Commission=s web site at www.sec.gov in the Edgar Archives. Gateway is presently Acurrent@ in the filing of all reports required to be filed by it. See the caption AAdditional Information,@ below.

                        DISSENTEER'S RIGHTS OF APPRAISAL

The Nevada Revised Statutes (Athe Nevada Law@) do not provide for dissenter=s rights of appraisal in connection with the reverse-split.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The Board of Directors fixed the close of business on September 30, 2002 as the record date for the determination of the common shareholders entitled to notice of the action by written consent.

At the record date, the Company had issued and outstanding 24,956,312,044 shares of $0.001 par value common stock. Six shareholders hold a controlling interest equaling fifty six percent (56%) shares of the $0.001 par value common stock of the Company as of the record date, representing more than a majority of the Company=s outstanding common stock. The shareholders, Neptune Communications, Suburban Capital Corporation, Pine Services, Inc. Gateway Distributors, Ltd., Rick Bailey and Flo Ternes have consented to the action required to effect the reverse-split of the Company=s outstanding shares. This consent was sufficient, without any further action, to provide the necessary stockholder approval of the action.

SECURITY OWNERSHIP OF EXECUTIVE OFFICERS, DIRECTORS AND FIVE PERCENT
STOCKHOLDERS

The following table sets forth information about the beneficial ownership of the Company=s common stock, (no shares of preferred stock are outstanding) as of September 30, 2002 by (i) each person who is known by the Company to own beneficially more than five percent (5%) of the outstanding shares of common stock; (ii) each of the Company=s named Executive Officers and Directors; and
(iii) all Directors and Executive Officers as a group:

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Title of Class              Name and Address of Beneficial         Amount and Nature of         Percent of Class
                            Owner                                  Beneficial Ownership
Common Stock                Neptune Communications*                9,975,000,000                40.8%
                            C/O Florian Ternes
                            3095 E. Patrick Ln., Suite 1
                            Las Vegas, NV 89120
Common Stock                Gateway Distributors, Ltd.             1,500,000,000                6.1%
                            3095 E. Patrick Ln., Suite 1
                            Las Vegas, NV 89120
Common Stock                Pine Services, Inc.                    1,970,000,000                8.0%
                            4 Piso, Suite 40
                            San Jose, Cost Rica
Common Stock                Richard Bailey/Director                20,631,961                   less than 1%
                            3095 E. Patrick Ln., Suite 1
                            Las Vegas, NV 89120
Common Stock                Florian Ternes/Director**              9,983,951,961                40.8%
                            3095 E. Patrick Ln., Suite 1
                            Las Vegas, NV 89120
Common Stock                All officers and Directors as a        10,004,583,922               40.9%
                            Group

* 9,975,000,000 shares are beneficially attributed to Mr. Ternes as president of Neptune Communications.
** 9,975,000,000 shares are beneficially attributed to Mr. Ternes as president of Neptune Communications and he has legal ownership of 8,951,961 shares.

As of September 30, 2002, the Company had 24,956,312,044 shares of its common voting stock issued and outstanding.

                           VOTE REQUIRED FOR APPROVAL

Section 78.207 of the Nevada Revised Statutes provides an outline of the manner in which a corporation may carry out a reverse-split of its issued and outstanding shares This includes the reverse-split discussed herein. The procedure and requirements to effect a reverse-split where the number of authorized shares remains the same is set forth in Section 78.207(3). Section 78.207(3) provides that a proposed reverse-split of the issued and outstanding shares of a corporation, since such action may alter or change a preference or other right of an existing shareholder, must be adopted by the Board of Directors and then approved by a majority of the outstanding voting securities of the class affected by the reverse-split.

Section 78.320 of the Nevada Revised Statutes provides that any action required to be taken at a special or annual meeting of the stockholders of a Nevada corporation may be taken by written consent, in lieu of a meeting, if the consent is signed by stockholders owning at least a majority of the voting power.


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The Board of Directors of Gateway and a company owning and having voting power in excess of 50% of the outstanding voting securities of Gateway have adopted, ratified and approved the proposed reverse-split of the common shares of Gateway ..(see the heading AVoting Securities and Principal Holders Thereof@ above). No further votes are required or necessary to effect the proposed reverse-split.

The securities that would be entitled to vote if a meeting was required to be held to effect the reverse-split of Gateway's common shares consist of issued and outstanding shares of the Company=s $0.001 par value common voting stock outstanding on the record date, September 30, 2002.



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                                     ITEM 2.

                    STATEMENT THAT PROXIES ARE NOT SOLICITED

                  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                                     ITEM 3.

                              INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed amendment to Gateway =s Articles of Incorporation or in any action covered by the related resolutions adopted by the Board of Directors, which is not shared by all other stockholders.

                             ADDITIONAL INFORMATION

Additional information concerning Gateway , including its annual and quarterly reports on Forms 10K-SB and 10- QSB, which have been filed with the Securities and Exchange Commission, may be accessed through the EDGAR archives, at www.sec.gov.




Dated: October 29, 2002



                                                     By Order of the Board of Directors



                                                      _/s/ Richard Bailey____
                                                     Richard Bailey, President


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                                    Exhibit A


                             SHAREHOLDER CONSENT TO
                           ACTION WITHOUT A MEETING OF
                           GATEWAY DISTRIBUTORS, LTD.
                             (A Nevada Corporation)

Pursuant to Section 78.320(2) of the Nevada Business Corporation Act, the undersigned, representing in excess of fifty percent (50%) of the current shareholders of Gateway Distributors, Ltd., a Nevada corporation (the "Company") as of September 30, 2002, hereby unanimously consent to and authorize the following action to be effective at such date as shall be determined by the Board of Directors of Gateway Distributors, Ltd.;

WHEREAS, the Board of Directors has determined it to be in the best interest of the corporation to effect a one (1) for twenty-five thousand (25,000) reverse-split of the company's outstanding common shares, with fractional shares being rounded up to the next whole share, and with no change in the authorized shares of the corporation; and

WHEREAS, the undersigned shareholder is in agreement with the proposal to effect such a reverse-split of the corporation's outstanding shares; and

WHEREAS, it is the desire of the undersigned shareholder that the reverse-split be carried out as quickly as possible.

NOW THEREFORE BE IT RESOLVED, that the undersigned Majority Shareholder hereby approves and consents to the effecting, by the Board of Directors of the Corporation, of a one (1) for twenty-five thousand (25,000) reverse-split of the company's outstanding common shares, with fractional shares being rounded up to the next whole share, and with no change in the authorized shares of the corporation, as described above; and

FURTHER RESOLVED, that the undersigned shareholder consents to all necessary actions of the Board of Directors of the Company necessary to effectuate the intent of this Resolution and that, under the direction of the Board of Directors, the appropriate officers of the Company are authorized, empowered and directed, in the name of and on behalf of the Shareholder, to execute and deliver all such documents, schedules, instruments and certificates, to make all such payments or perform all such acts and things, and to execute and deliver all such other documents as may be necessary from time to time in order to carry out the purpose and intent of these resolutions; and that all of the acts and doings of any of such officers that are consistent with the purposes of these resolutions are hereby authorized, approved, ratified and confirmed in all respects.

The Majority Shareholders                                     Number of Shares

Neptune Communications

                                                              9,975,000,000
--------------------------------------
Florian Ternes, President
Dated September 30, 2002

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Suburban Capital Corporation

                                                              500,000,0000
--------------------------------------
 Richard Bailey, Proxy Holder
Dated September 30, 2002

Pine Services, Inc.

                                                              1,970,000,000
--------------------------------------
 Richard Bailey, Proxy Holder
Dated September 30, 2002

Gateway Distributors, Ltd.

                                                              1,500,000,000
--------------------------------------
Richard Bailey, President
Dated September 30, 2002


                                                              20,631,961
 ---------------------------------------------
Richard Bailey


                                                              8,951,961
--------------------------------------------
Flo Ternes


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